UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 23, 2013

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On May 23, 2013, the stockholders of CBS Corporation (the “Company”), acting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), approved an amendment and restatement of the CBS Corporation 2009 Long-Term Incentive Plan (the “Plan”).  The terms of the amended and restated Plan are described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2013 (the “Proxy Statement”) in the section titled “Item 3—Proposal to Approve an Amendment and Restatement of the CBS Corporation 2009 Long-Term Incentive Plan,” which description is incorporated herein by reference.  The description of the amended and restated Plan in the Company’s Proxy Statement is qualified in its entirety by reference to the full text of the CBS Corporation 2009 Long-Term Incentive Plan, as amended and restated, which is set forth as Annex B to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)  The Company’s Annual Meeting was held on May 23, 2013.

(b)  The final results of voting on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting as certified by the independent inspector of election are set forth below.

1.                                      The nominees for election to the Board of Directors were elected to hold office, in accordance with the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, until the next annual meeting or until his or her successor is duly elected and qualified, based upon the following votes:

Name	For	Against	Abstain	Broker Non-Votes
David R. Andelman	39,357,000	653,471	5,222	992,442
Joseph A. Califano, Jr.	39,368,618	641,725	5,350	992,442
William S. Cohen	39,307,194	703,245	5,254	992,442
Gary L. Countryman	39,362,141	647,828	5,724	992,442
Charles K. Gifford	39,298,970	711,197	5,526	992,442
Leonard Goldberg	39,357,339	652,849	5,505	992,442
Bruce S. Gordon	39,299,723	710,393	5,577	992,442
Linda M. Griego	39,367,522	643,021	5,150	992,442
Arnold Kopelson	39,362,050	648,177	5,466	992,442
Leslie Moonves	39,363,293	647,301	5,099	992,442
Doug Morris	39,300,756	709,331	5,606	992,442
Shari Redstone	39,353,664	656,904	5,125	992,442
Sumner M. Redstone	39,352,384	657,957	5,352	992,442
Frederic V. Salerno	39,365,616	645,079	4,998	992,442

2.                                      The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2013 was approved based upon the following votes:

For	Against	Abstain
40,855,073	140,086	12,976

3.                                      The proposal to approve an amendment and restatement of the CBS Corporation 2009 Long-Term Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
35,692,130	4,311,461	12,102	992,442

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

	By:	/s/ Louis J. Briskman
		Name:	Louis J. Briskman
		Title:	Executive Vice President and
General Counsel

Date: May 30, 2013